Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)
Revenue	€ 44,519	€ 32,425
Cost of sales	(79,913)	(53,156)
Selling and distribution expenses	(819)	(1,029)
Research and development expenses	(22,422)	(236,267)
General and administrative expenses	(51,678)	(50,651)
Other operating income	35,207	45,234
Other operating expenses	(461)	(214)
Operating loss	(75,567)	(263,658)
Finance income	5,343	7,296
Finance expenses	(2,535)	(8,065)
Loss before income tax	(72,759)	(264,427)
Income tax benefit/ (expense)	82	(1,329)
Net loss for the period	(72,677)	(265,756)
Other comprehensive income (loss):
Foreign currency adjustments	(212)	(30)
Total comprehensive loss for the period	€ (72,889)	€ (265,786)
Basic loss per share	€ (0.39)	€ (1.44)
Diluted loss per share	€ (0.39)	€ (1.44)